EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FIRST QUARTER 2017 FINANCIAL RESULTS

•	Subscription revenue up 49% year-over-year.

•	75% recurring revenue mix, compared with 66% in the same period last year.

•	Achieved cloud transition milestone of year-over-year total revenue growth.

HOUSTON – May 2, 2017 — PROS Holdings, Inc. (NYSE: PRO), a cloud software company powering the shift to modern commerce, today announced financial results for the first quarter ended March 31, 2017.

CEO Andres Reiner stated, “We continue to see momentum in our business with a strong start to 2017, driven by 49% growth in subscription revenue. More customers are adopting our machine learning solutions to power modern commerce, realizing value and expanding quickly. We also grew total revenue year-over-year, reaching a key milestone less than two years into our cloud transformation. It’s exciting to see our vision unfold as we execute on our mission of helping customers outperform.”

First Quarter 2017 Financial Highlights

Key financial results for the first quarter 2017 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share.  Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q1 2017	Q1 2016	% Change	Q1 2017	Q1 2016	% Change
Revenue:
Total Revenue	$40.1	$37.9	6%	n/a	n/a	n/a
Subscription Revenue	12.2	8.2	49%	n/a	n/a	n/a
Subscription and Maintenance Revenue	30.3	24.9	22%	n/a	n/a	n/a
Profitability:
Operating Loss	(17.7)	(18.0)	nm	(10.8)	(11.8)	nm
Net Loss	(20.2)	(20.5)	nm	(7.4)	(8.1)	nm
Net Loss Per Share	(0.65)	(0.68)	nm	(0.24)	(0.27)	nm
Adjusted EBITDA	n/a	n/a	n/a	(10.0)	(10.1)	nm
Cash:
Net Cash Used in Operating Activities	(12.2)	(2.8)	nm	(12.2)	(2.8)	nm
Free Cash Flow	n/a	n/a	n/a	$(13.2)	$(6.3)	nm

The attached tables provide a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP gross profit, income (loss) from operations, and net income (loss), as well as earnings (loss) per share.

Recent Business Highlights

•
Attained ISO/IEC 27001: 2013 certification, underscoring PROS commitment to customers by achieving the industry’s most rigorous requirements for cloud security, data privacy, governance, and compliance.

•
Launched customer-led free trial of PROS Smart CPQ on Microsoft AppSource, giving prospective customers a hands-on experience with personalized selling in Microsoft Dynamics 365 CRM. The Smart CPQ trial features PROS modern commerce machine-learning cloud solution to identify new sales opportunities, recommend cross-sell and upsell products, create accurate configurations, recommend personalized prices, and generate proposals and contracts.

•
PROS ranked as the highest scoring vendor for customer references and machine learning intelligence in The Forrester Wave™: Configure-Price-Quote Solutions, Q1 2017 report; achieved the highest possible score for pricing and subscription management, and recognized as uniquely positioned to lead the market in analytics-driven recommendations.

•	Saint-Gobain Glass Solutions named a winner of the IDG Digital 50 Award for the measurable impact of its digital transformation, powered by PROS modern commerce solutions.

•	PROS named a winner of the prestigious CRM Watchlist Award for the fourth consecutive year in recognition of continued impact on customers and the market overall.

•
Extended global cloud reach through two new Microsoft Azure Germany regions, delivering local data privacy and security for customers in Germany, the European Union (EU) and the European Free Trade Association (EFTA).

Financial Outlook

PROS anticipates the following for the second quarter and full year 2017, based on an estimated 31.4 million basic weighted average shares outstanding and a 36% non-GAAP estimated tax rate:

	Q2 2017 Guidance	v. Q2 2016 at Mid-Point	Full Year 2017 Guidance	v. Prior Year at Mid-Point
Total Revenue	$38.5 to $39.5	5%	$162.5 to $165.5	7%
Subscription Revenue	$13 to $ 13.3	44%	$54 to $55	43%
ARR	n/a	n/a	$147 to $149	21%
Non-GAAP Loss Per Share	$(0.27) to $(0.26)	n/a	n/a	n/a
Adjusted EBITDA	$(11.5) to $(10.5)	n/a	$(35) to $(34)	n/a
Free Cash Flow	n/a	n/a	$(21) to $(19)	n/a
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, May 2, 2017, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live webcast of the conference call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

Following the call, an archived webcast will be available in the “Investor Relations” section of the Company’s website at www.pros.com. A telephone replay will be available until Tuesday, May 16, 2017, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13658298. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s website at www.pros.com.

Analyst Briefing

During Outperform 2017, PROS Holdings, Inc. will host an analyst briefing on Thursday, May 11, 2017, at the Palmer House Hilton in Chicago. The presentation will begin at 3:00 p.m. ET. Register for the live webcast in the “Investor Relations” section of the Company’s website at www.pros.com. Outperform attendees can attend the analyst briefing in person.

About PROS

PROS Holdings, Inc. (NYSE: PROS) is a cloud software company powering the shift to modern commerce by helping companies create personalized and frictionless buying experiences for their customers. Fueled by dynamic pricing science and machine learning, PROS solutions make it possible for companies to price, configure and sell their products and services in an omnichannel environment with speed, precision and consistency. Our customers, who are leaders in their markets, benefit from decades of data science expertise infused into our industry solutions. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements, including statements about our future financial performance; positioning; management's confidence and optimism; customer successes; demand for enterprise revenue, profit realization and modern commerce software solutions; business expansion; business predictability; ARR; revenue; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include risks related to: (a) our ability to execute on our cloud-first strategy, (b) reduced revenue and cash flow resulting from our transition to a cloud-first strategy, (c) threats to the security of our or our customer’s data, (d) potential business or service disruptions from our third party data centers, cloud platform providers or other unrelated service providers, (e) market acceptance of our new products and product enhancements, (f) the risk that the markets for our software does not grow as anticipated, (g) the length of our sales cycles, (h) the risk that we will not be able to maintain historical maintenance, support and subscription renewal rates, (i) competition from vendors of sales, pricing, revenue management and configure-price-quote solutions as well as from companies internally developing their own solutions, (j) potential unauthorized or improper actions of our personnel, (k) the risk that acquisitions we have and may enter into in the future may be difficult to integrate, fail to achieve our objectives, disrupt our business, dilute stockholder value or divert management attention, (l) any downturn in sales to our target markets, (m) potential delays or other challenges related to the implementation of our solutions, (n) the difficulties of making accurate estimates necessary to complete a project and recognize revenue, (o) personnel risks associated with growing a business generally, (p) the impact that a slowdown in the world or any particular economy has on our business sales cycles, prospects’ and customers’ spending decisions, timing of implementation decisions, payment and renewal decision, (q) our debt repayment obligations, (r) the impact of currency fluctuations on our results of operations, and (s) civil and political unrest in geographic regions in which we operate. Additional information relating to the uncertainty affecting PROS’ business is contained in our filings with the Securities and Exchange Commission. These forward-looking statements represent PROS’ expectations as of the date of this press release. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow, tax rate, net income (loss) and diluted earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud-first transition.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, adjusted EBITDA, free cash flow and non-GAAP tax rates (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of stock-based compensation, amortization of acquisition-related intangibles, and amortization of debt discount and issuance costs. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:

•
Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•
Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition.  While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.

•
Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our Senior Notes due 2019. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•
Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue which includes both subscription and maintenance contracts, and excludes perpetual license, term license and service agreements, which are current and contracted with a future start date. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of tax consequences associated with the stock-based compensation costs arising from our acquisitions, amortization of acquisition-related intangibles, depreciation and amortization, and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less additions to property, plant and equipment, purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Tim Girgenti
713-335-5879
ir@pros.com

Media Contact:
PROS Public Relations
Yvonne Donaldson
713-335-5310
ydonaldson@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	March 31, 2017	December 31, 2016
Assets:
Current assets:
Cash and cash equivalents	$111,868	$118,039
Short-term investments	6,000	15,996
Accounts and unbilled receivables, net of allowance of $760	32,744	33,285
Prepaid and other current assets	6,805	6,337
Total current assets	157,417	173,657
Property and equipment, net	14,789	15,238
Intangibles, net	12,074	12,650
Goodwill	20,245	20,096
Other long-term assets	6,202	6,013
Total assets	$210,727	$227,654
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$6,253	$2,744
Accrued liabilities	7,483	7,279
Accrued payroll and other employee benefits	7,391	18,349
Deferred revenue	73,307	68,349
Total current liabilities	94,434	96,721
Long-term deferred revenue	11,561	11,389
Convertible debt, net	123,974	122,299
Other long-term liabilities	628	639
Total liabilities	230,597	231,048
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 35,821,241 and 35,001,236 shares issued, respectively; 31,403,656 and 30,583,651 shares outstanding, respectively	36	35
Additional paid-in capital	179,161	175,678
Treasury stock, 4,417,585 common shares, at cost	(13,938)	(13,938)
Accumulated deficit	(180,466)	(160,259)
Accumulated other comprehensive loss	(4,663)	(4,910)
Total stockholders’ equity	(19,870)	(3,394)
Total liabilities and stockholders’ equity	$210,727	$227,654

PROS Holdings, Inc.
Condensed Consolidated Statements of Comprehensive Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Revenue:
Subscription	$12,214	$8,201
Maintenance and support	18,076	16,662
Total subscription, maintenance and support	30,290	24,863
License	2,190	3,302
Services	7,649	9,763
Total revenue	40,129	37,928
Cost of revenue:
Subscription	5,937	3,446
Maintenance and support	3,146	3,272
Total cost of subscription, maintenance and support	9,083	6,718
License	65	62
Services	7,461	8,931
Total cost of revenue	16,609	15,711
Gross profit	23,520	22,217
Operating expenses:
Selling and marketing	16,473	18,018
General and administrative	10,408	9,041
Research and development	14,307	13,132
Loss from operations	(17,668)	(17,974)
Convertible debt interest and amortization	(2,394)	(2,287)
Other income (expense), net	32	(58)
Loss before income tax provision	(20,030)	(20,319)
Income tax provision	177	158
Net loss	$(20,207)	$(20,477)
Net loss per share:
Basic and diluted	$(0.65)	$(0.68)
Weighted average number of shares:
Basic and diluted	31,099	30,226

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Operating activities:
Net loss	$(20,207)	$(20,477)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,033	2,465
Amortization of debt discount and issuance costs	1,675	1,568
Share-based compensation	6,162	5,384
Deferred income tax, net	33	27
Provision for doubtful accounts	—	(96)
Changes in operating assets and liabilities:
Accounts and unbilled receivables	543	1,257
Prepaid expenses and other assets	(666)	458
Accounts payable and other liabilities	3,631	801
Accrued liabilities	434	1,034
Accrued payroll and other employee benefits	(10,957)	(3,203)
Deferred revenue	5,126	8,018
Net cash used in operating activities	(12,193)	(2,764)
Investing activities:
Purchases of property and equipment	(484)	(3,522)
Capitalized internal-use software development costs	(572)	—
Purchases of short-term investments	—	(34,946)
Proceeds from maturities of short-term investments	9,983	2,500
Net cash provided by (used in) investing activities	8,927	(35,968)
Financing activities:
Exercise of stock options	2,198	—
Proceeds from employee stock plans	776	470
Tax withholding related to net share settlement of stock awards	(5,665)	(4,797)
Payments of notes payable	(50)	(38)
Debt issuance costs related to Revolver	(125)	—
Net cash used in financing activities	(2,866)	(4,365)
Effect of foreign currency rates on cash	(39)	27
Net change in cash and cash equivalents	(6,171)	(43,070)
Cash and cash equivalents:
Beginning of period	118,039	161,770
End of period	$111,868	$118,700

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 9.

	Three Months Ended March 31,		Quarter over Quarter
	2017	2016	% change
GAAP gross profit	$23,520	$22,217	6%
Non-GAAP adjustments:
Amortization of intangible assets	477	491
Share-based compensation	575	599
Non-GAAP gross profit	$24,572	$23,307	5%

Non-GAAP gross margin	61.2%	61.5%

GAAP loss from operations	$(17,668)	$(17,974)	(2)%
Non-GAAP adjustments:
Amortization of intangible assets	669	785
Share-based compensation	6,162	5,384
Total Non-GAAP adjustments	6,831	6,169
Non-GAAP loss from operations	$(10,837)	$(11,805)	(8)%

Non-GAAP loss from operations % of total revenue	(27.0)%	(31.1)%

GAAP net loss	$(20,207)	$(20,477)	(1)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	6,831	6,169
Amortization of debt discount and issuance costs	1,675	1,568
Tax impact related to non-GAAP adjustments	4,326	4,688
Non-GAAP net loss	$(7,375)	$(8,052)	(8)%

Non-GAAP diluted loss per share	$(0.24)	$(0.27)

Shares used in computing non-GAAP loss per share	31,099	30,226

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Cost of Subscription Items
Amortization of intangible assets	313	322
Share-based compensation	78	51
Total cost of subscription items	$391	$373

Cost of Maintenance Items
Amortization of intangible assets	154	159
Share-based compensation	89	77
Total cost of maintenance items	$243	$236

Cost of License Items
Amortization of intangible assets	10	10
Total cost of license items	$10	$10

Cost of Services Items
Share-based compensation	408	471
Total cost of services items	$408	$471

Sales and Marketing Items
Amortization of intangible assets	192	288
Share-based compensation	1,273	1,780
Total sales and marketing items	$1,465	$2,068

General and Administrative Items
Amortization of intangible assets	—	6
Share-based compensation	2,802	1,730
Total general and administrative items	$2,802	$1,736

Research and Development Items
Share-based compensation	1,512	1,275
Total research and development items	$1,512	$1,275

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2017	2016
Adjusted EBITDA
GAAP Loss from Operations	$(17,668)	$(17,974)
Amortization of intangible assets	669	785
Share-based compensation	6,162	5,384
Depreciation	1,364	1,680
Capitalized internal-use software development costs	(572)	—
Adjusted EBITDA	$(10,045)	$(10,125)

Free Cash Flow
Net cash used in operating activities	$(12,193)	$(2,764)
Purchase of property and equipment	(484)	(3,522)
Capitalized internal-use software development costs	(572)	—
Free Cash Flow	$(13,249)	$(6,286)

Guidance	Q2 2017 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(19,200)	$(18,200)
Amortization of intangible assets	700	700
Share-based compensation	6,300	6,300
Depreciation	1,400	1,400
Capitalized internal-use software development costs	(700)	(700)
Adjusted EBITDA	$(11,500)	$(10,500)

	Full Year 2017 Guidance
	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(65,350)	$(64,350)
Amortization of intangible assets	2,700	2,700
Share-based compensation	24,850	24,850
Depreciation	5,500	5,500
Capitalized internal-use software development costs	(2,700)	(2,700)
Adjusted EBITDA	$(35,000)	$(34,000)